                                                                      Exhibit 11

[LETTERHEAD]



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Piper Institutional Funds Inc.:


We consent to the use of our report dated November 14, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.



                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
November 25, 1996